Exhibit 10.6

单身声明

SINGLE STATUS STATEMENT

本人【】，中国公民，身份证号码为：【】，目前不存在婚姻关系。无需经他人同意或授权有权单独决定于2023年12月20日签署下列文件（下称“交易文件”）并有权按照交易文件的规定处置本人持有的、并登记在本人名下的嘉乐科技有限公司（“内资公司”）的股权：

I, [ ] , a Chinese citizen，ID card No. [ ], hereby promise that I don’t have a marriage at the moment. Without the consent or authorization of others and having the right to separately decide to sign the following documents (hereinafter referred to as “Transaction Documents”) on 景德镇嘉景开悦科技有限公司 December 20, 2023 and to dispose of the equity interest of Galle Technology Co., Ltd. (hereinafter referred to as “Domestic Company”) held by me and registered in my name according to the Transaction Documents:

(1)	与景德镇嘉景开悦科技有限公司（下称“WFOE”）及内资公司签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Jingdezhen Jiajing Kaiyue Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Domestic Company;

(2)	与WFOE及内资公司签署的《独家购买权协议》；和

Exclusive Option Agreement entered into between the WFOE and Domestic Company; and

(3)	签署的《授权委托书》。

Power of Attorney executed.

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秘密文件 Strictly Confidential

本人承诺如交易文件履行中本人拟进行婚姻登记，必先行告知。

I hereby undertake if I intend to apply for marriage registration in the performance of the Transaction Documents, I must first inform.

姓名：【 】
Name:	[ ]
签署：
By:
日期：	2023年12月20日
Date:	20 December, 2023

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秘密文件 Strictly Confidential